EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Annual Report on Form 10-K of Insightful Corporation for the quarter ended December 31, 2003, I, Fred Schapelhouman, Chief Financial Officer of Insightful Corporation, hereby certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) such Annual Report on Form 10-K of Insightful Corporation for the year ended December 31, 2003, fully complies with the requirements of section  13(a)  or  15(d)  of  the  Securities  Exchange  Act  of 1934; and

          (2) the information contained in such Annual Report on Form 10-K of Insightful Corporation for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Insightful Corporation.

                                      /s/ Fred Schapelhouman
                                      --------------------------
                                      Fred Schapelhouman
                                      Chief Financial Officer
                                      (Principal Financial Officer)

March 30, 2004


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